    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 17, 1997


                                                      REGISTRATION NO. 333-28521
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 4

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                           NEW BEVERLY HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                8051                           62-1691861
   (State or other jurisdiction of        (Primary Standard Industrial              (IRS Employer
   incorporation or organization)         Classification Code Number)            Identification No.)

                         5111 ROGERS AVENUE, SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712
         (Address, Including Zip Code, And Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

                          ROBERT W. POMMERVILLE, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                           NEW BEVERLY HOLDINGS, INC.
                         5111 ROGERS AVENUE, SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712
      (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)

                             ---------------------
                                   Copies to:

                           H. WATT GREGORY, III, ESQ.
                            MICHAEL E. KARNEY, ESQ.
                     GIROIR, GREGORY, HOLMES & HOOVER, PLC
                         111 CENTER STREET, SUITE 1900
                          LITTLE ROCK, ARKANSAS 72201
                                 (501) 372-3000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective and all other conditions described herein have been satisfied or are waived.

    If the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registration fee............................................         100.00
                                                              -------------
Printing and engraving expenses.............................     200,000.00*
Transfer agent fees.........................................      15,000.00*
Legal fees and expenses.....................................     900,000.00*
Accounting fees and expenses................................     200,000.00*
New York Stock Exchange listing fee.........................       5,300.00*
Miscellaneous expense.......................................   1,200,000.00*
                                                              -------------
          Total.............................................  $2,620,400.00
                                                              =============

---------------

* Estimated

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Registrant's Certificate of Incorporation and Bylaws and the indemnification agreements between the Registrant and its officers and directors contain provisions regarding the indemnification of officers and directors. The Registrant's Certificate of Incorporation and Bylaws provide that the Registrant, to the fullest extent permitted, and in the manner required by the laws of the State of Delaware as in effect at the time of the adoption of the Certificate of Incorporation and Bylaw provisions regarding indemnification or as the same may be amended from time to time, shall (i) indemnify any person (and the heirs and legal representatives of such person) who is made or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether in nature civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director officer, employee or agent of the Registrant or of any constituent corporation absorbed into the Registrant by consolidation or merger, or serves or served with another corporation, partnership, joint venture, trust or enterprise, or non-profit entity, including service with respect to employee benefit plans, at the request of the Registrant or of any such constituent corporation against all liability and (ii) provide to any such person (and the heirs and legal representatives of such person) advances for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such person (and the heirs and legal representatives of such person) to repay such advances unless it is ultimately determined that he or she is not entitled to indemnification by the Registrant.

     Section 145 of the Delaware General Corporation Law ("DGCL") applies to the Company and the relevant portion of the DGCL provides as follows:

          145. INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS; INSURANCE.

          (a) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          (c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made
     (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

          (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

          (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

          (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (k) The Court of Chancery is hereby vested with the exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

     The Certificate of Incorporation limits the liability of directors (in their capacity as directors, but not in their capacity as officers) to the Registrant or its stockholders to the fullest extent permitted by the DGCL, as amended. Specifically, no director of the Registrant will be personally liable to the Registrant or its stockholders for monetary damages for breach of the director's fiduciary duty as a director, except as provided in Section 102 of the DGCL for liability: (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders; (ii) for acts or omissions not in good faith and which involve intentional misconduct or knowing violation of law; (iii) under Section 174 of the DGCL, which relates to unlawful payments of dividends or unlawful stock repurchases or redemptions; or (iv) for any transaction from which the director derived an improper personal benefit. The inclusion of this provision in the Certificate of Incorporation may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such action, if successful, might otherwise have benefitted the Registrant and its stockholders.

     Under the Certificate of Incorporation and in accordance with Section 145 of the DGCL, the Registrant will indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a "derivative" action by or in the right of the Registrant) by reason of the fact that such person was or is a director or officer of the Registrant, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such acts were unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such an action and then, where the person is adjudged to be liable to the Registrant, only if and to the extent that the Court of Chancery of the State of Delaware or the court in which such action was brought determines that such person is fairly and reasonably entitled to such indemnity and then only for such expenses as the court deems proper. The Registrant will indemnify, pursuant to the standard enumerated in Section 145 of the DGCL, any past or present officer or director who was or is a party, or is threatened to be made a party, to any threatened, pending or completed derivative action by or in the right of the Registrant.

     The Certification of Incorporation of the Registrant provides that the Registrant may pay for the expenses incurred by an indemnified director or officer in defending the proceedings specified above in advance of their final disposition, provided that, if the DGCL so requires, such indemnified person agrees to reimburse the Registrant if it is ultimately determined that such person is not entitled to indemnification. The Registrant's Certificate of Incorporation also allows the Registrant, in its sole discretion, to indemnify any person who is or was one of its employees and agents to the same degree as the foregoing indemnification of directors and officers. To the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith. In addition, the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and incurred by such person in such capacity, or arising out of the person's status as such whether or not the Registrant would have the power or obligation to indemnify such person against such liability under the provisions of the DGCL. The Registrant maintains insurance for the benefit of the Registrant's officers and directors insuring such persons against certain liabilities, including civil liabilities under the securities laws. Additionally, the Registrant has entered into indemnification agreements with each of the Directors of the Registrant, which, among other things, provides that the Registrant will indemnify such Directors to the fullest extent permitted by the Certificate of Incorporation and the DGCL and will advance expenses of defending claims against such Directors.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

     None

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) The following exhibits are filed as part of the Registration Statement.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         2.1             -- Agreement and Plan of Merger dated April 15, 1997 by and between Beverly Enterprises, Inc. and Capstone Pharmacy
                            Services, Inc. (incorporated by reference to Exhibit 2.1
                            to Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated April 15, 1997).
         2.2             -- Agreement and Plan of Distribution by and among Beverly
                            Enterprises, Inc., New Beverly Holdings, Inc. and
                            Capstone Pharmacy Services, Inc. dated as of April 15,
                            1997 (incorporated by reference to Exhibit 2.2 to Beverly
                            Enterprises, Inc.'s Current Report on Form 8-K dated
                            April 15, 1997).
         3.1*            -- Certificate of Incorporation of New Beverly Holdings,
                            Inc. dated April 15, 1997.
         3.2*            -- Amended Certificate of Incorporation of New Beverly
                            Holdings, Inc. dated May 29, 1997.
         3.4*            -- Bylaws of New Beverly Holdings, Inc.
         4.1             -- Indenture dated as of February 1, 1996 between Beverly
                            Enterprises, Inc. and Chemical Bank, as Trustee, with
                            respect to Beverly Enterprises, Inc.'s 9% Senior Notes
                            due February 15, 2006 (incorporated by reference to
                            Exhibit 4.1 to Beverly Enterprises, Inc.'s Annual Report
                            on Form 10-K for the year ended December 31, 1995).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         4.2             -- Indenture dated as of April 1, 1993 (the "First Mortgage
                            Bond Indenture"), among Beverly Enterprises, Inc.,
                            Delaware Trust Company, as Corporate Trustee, and Richard
                            N. Smith, as Individual Trustee, with respect to First
                            Mortgage Bonds (incorporated by reference to Exhibit 4.1
                            to Beverly Enterprises, Inc.'s Quarterly Report on Form
                            10-Q for the quarter ended March 31, 1993).
         4.3             -- First Supplemental Indenture dated as of April 1, 1993 to the First Mortgage Bond Indenture, with respect to 8 3/4%
                            First Mortgage Bonds due 2008 (incorporated by reference
                            to Exhibit 4.2 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended March 31,
                            1993).
         4.4             -- Second Supplemental Indenture dated as of July 1, 1993 to the First Mortgage Bond Indenture, with respect to 8 5/8%
                            First Mortgage Bonds due 2008 (replaces Exhibit 4.1 to
                            Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated July 15, 1993) (incorporated by reference to
                            Exhibit 4.15 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended June 30, 1993).
         4.5             -- Indenture dated as of December 30, 1993 (the "Notes
                            Indenture"), between Beverly Enterprises, Inc. and
                            Boatmen's Trust Company, as Trustee, with respect to the
                            8.75% Notes (incorporated by reference to Exhibit 4.2 to
                            Beverly Enterprises, Inc.'s Registration Statement on
                            Form S-3 filed on November 9, 1993 (File No. 33-50965)).
         4.6             -- First Supplemental Indenture dated as of December 30,
                            1993 to the Notes Indenture, with respect to 8 3/4% Notes
                            due 2003 (incorporated by reference to Exhibit 4.4 to
                            Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated January 4, 1994).
         4.7             -- Rights Agreement dated as of September 29, 1994, between
                            Beverly Enterprises, Inc. and The Bank of New York, as
                            Rights Agent (incorporated by reference to Exhibit 1 to
                            Beverly Enterprises, Inc.'s Registration Statement on
                            Form 8-A filed on October 18, 1994).
         4.8             -- Amendment, dated as of April 6, 1995, to the Rights
                            Agreement between Beverly Enterprises, Inc. and The Bank
                            of New York, as Rights Agent (incorporated by reference
                            to Exhibit 4.20 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended June 30, 1995).
                            In accordance with item 601(b)(4)(iii) of Regulation S-K,
                            certain instruments pertaining to Beverly Enterprises,
                            Inc.'s long-term obligations have not been filed; copies
                            thereof will be furnished to the Securities and Exchange
                            Commission upon request.
         5.1*            -- Opinion of Giroir, Gregory, Holmes & Hoover, PLC as to
                            certain legal matters.
        10.1             -- Executive Medical Reimbursement Plan assumed by New
                            Beverly Holdings, Inc. (incorporated by reference to
                            Exhibit 10.5 to Beverly Enterprises, Inc.'s Annual Report
                            on Form 10-K for the year ended December 31, 1987).
        10.2             -- Amended and Restated Beverly Enterprises, Inc. Executive
                            Life Insurance Plan and Summary Plan Description (the
                            "Executive Life Plan") assumed by New Beverly Holdings,
                            Inc. (incorporated by reference to Exhibit 10.7 to
                            Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1993).
        10.3             -- Amendment No. 1, effective September 29, 1994, to the
                            Executive Life Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.10 to Beverly
                            Enterprises, Inc.'s Registration Statement on Form S-4
                            filed on February 13, 1995 (File No. 33-57663)).
        10.4             -- Executive Physicals Policy assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.8
                            to Beverly Enterprises, Inc.'s Quarterly Report on Form
                            10-Q for the quarter ended June 30, 1993).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        10.5             -- Amended and Restated Deferred Compensation Plan effective
                            July 18, 1991 assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.6 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1991).
        10.6             -- Amendment No. 1, effective September 29, 1994, to the
                            Deferred Compensation Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.13 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).
        10.7             -- Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.9
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1987).
        10.8             -- Amendment No. 1, effective as of July 1, 1991, to the
                            Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.8
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1991).
        10.9             -- Amendment No. 2, effective as of December 12, 1991, to
                            the Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.9
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1991).
        10.10            -- Amendment No. 3, effective as of July 31, 1992, to the
                            executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.10 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1992).
        10.11            -- Amendment No. 4, effective as of January 1, 1993, to the
                            Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.18 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1994).
        10.12            -- Amendment No. 5, effective as of September 29, 1994, to the Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.19 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1994).
        10.13            -- Beverly Enterprises, Inc. Executive Deferred Compensation
                            Plan assumed by New Beverly Holdings, Inc. (incorporated
                            by reference to Exhibit 10.23 to Beverly Enterprises,
                            Inc.'s Annual Report on Form 10-K for the year ended
                            December 31, 1996).
        10.14            -- Beverly Enterprises, Inc. Supplemental Long-Term
                            Disability Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.24 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1996).
        10.15            -- Severance Plan for Corporate and Regional Employees
                            effective December 1, 1989 assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.21 to Amendment No. 1 to Beverly Enterprises, Inc.'s
                            Registration Statement on Form S-1 filed on February 26,
                            1990 (File No. 33-33052)).
        10.16            -- Employment Contract, made as of December 8, 1995, between
                            Beverly Enterprises, Inc. and David R. Banks
                            (incorporated by reference to Exhibit 10.2 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1996).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        10.17*           -- Employment Contract, made as of August 22, 1997 between
                            New Beverly Holdings, Inc. and David R. Banks.
        10.18            -- Employment Contract, made as of December 8, 1995, between
                            Beverly Enterprises, Inc. and Boyd W. Hendrickson
                            (incorporated by reference to Exhibit 10.3 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1996).
        10.19            -- Form of Change In Control Severance Agreement, made as of
                            December 8, 1995, between Beverly Enterprises, Inc. and
                            its Executive Vice Presidents (incorporated by reference
                            to Exhibit 10.31 to Beverly Enterprises, Inc.'s Annual
                            Report on Form 10-K for the year ended December 31,
                            1995).
        10.20*           -- Form of Employment Contract, made as of August 22, 1997 between New Beverly Holdings, Inc. and certain officers.
        10.21            -- Form of Change In Control Severance Agreement, made as of
                            December 8, 1995, between Beverly Enterprises, Inc. and
                            certain of its officers (incorporated by reference to
                            Exhibit 10.32 to Beverly Enterprises, Inc.'s Annual
                            Report on Form 10-K for the year ended December 31,
                            1995).
        10.22*           -- Form of Severance Agreement made as of August 26, 1997
                            between New Beverly Holdings, Inc. and certain officers.
        10.23*           -- Amended and Restated Credit Agreement, dated as of August
                            20, 1997, among Beverly Enterprises, Inc., the Banks
                            listed therein, and Morgan Guaranty Trust Company of New
                            York, as Issuing Bank and as Agent.
        10.24            -- Trust Indenture dated as of December 1, 1994 from Beverly
                            Funding Corporation, as Issuer, to Chemical Bank, as
                            Trustee (the "Chemical Indenture") (incorporated by
                            reference to Exhibit 10.45 to Beverly Enterprises, Inc.'s
                            Registration Statement on Form S-4 filed on February 13,
                            1995 (File No. 33-57663)).
        10.25            -- Series Supplement dated as of December 1, 1994 to the
                            Chemical Indenture (incorporated by reference to Exhibit
                            10.46 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).
        10.26            -- Data Processing Agreement, dated as of August 1, 1992, by and between Systematics Telecommunications Services, Inc.
                            and Beverly California Corporation (incorporated by
                            reference to Exhibit 10 to Beverly Enterprises, Inc.'s
                            Quarterly Report on Form 10-Q for the quarter ended June
                            30, 1992).
        10.27            -- Form of Irrevocable Trust Agreement for the Beverly
                            Enterprises, Inc. Executive Benefits Plan assumed by New
                            Beverly Holdings, Inc. (incorporated by reference to
                            Exhibit 10.55 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).
        10.28            -- Form of Indemnification and Pledge Agreement assumed by
                            New Beverly Holdings, Inc. (Incorporated by reference to
                            Exhibit 10.1 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended March 31,
                            1997).
        10.29            -- Beverly Enterprises, Inc. Non-Employee Director Deferred
                            Compensation Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.1 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1997).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        10.30            -- Participation Agreement, dated as of March 21, 1997,
                            among Vantage Healthcare Corporation, Petersen Health
                            Care, Inc., Beverly Savana Cay Manor, Inc., Beverly
                            Enterprises-Georgia, Inc., and Beverly
                            Enterprises-California, Inc. as Lessees and Structural
                            Guarantors; Beverly Enterprises, Inc. as Representative,
                            Construction Agent and Parent Guarantor; BMO Leasing
                            (U.S.), Inc. as Agent Lessor and Lessor; The Long-Term
                            Credit Bank of Japan, LTD., Los Angeles Agency and Bank
                            of Montreal, as Lenders; The Long-Term Credit Bank of
                            Japan, LTD., Los Angeles Agency as Arranger and
                            Administrative Agent for the Lenders; and Bank of
                            Montreal as Co-Arranger and Syndication Agent with
                            respect to the Lease Financing of Assisted Living and
                            Nursing Facilities for Beverly Enterprises, Inc.
                            (incorporated by reference to Exhibit 10.2 of Beverly
                            Enterprises, Inc., Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1997).
        10.31*           -- Amendment No. 1 and Waiver to Participation Agreement,
                            dated as of May 27, 1997.
        10.32*           -- Amendment No. 2 to Participation Agreement, dated as of
                            August 20, 1997.
        11.1             -- Computation of Net Income (Loss) Per Share for the years ended December 31, 1996, 1995, 1994, 1993 and 1992
                            (incorporated by reference to Exhibit 11.1 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1996).
        23.1**           -- Consent of Ernst & Young LLP, Independent Auditors.
        23.2*            -- Consent of Giroir, Gregory, Holmes & Hoover, PLC
                            (included as part of Exhibit 5.1).
        24.1*            -- Power of Attorney.
        27.1*            -- New Beverly Holdings, Inc. Financial Data Schedule.

---------------

  * Previously filed.

 ** Filed herewith.

     (b) Accounting schedules:

     Schedule II -- Valuation and Qualifying Accounts

        Beverly Enterprises, Inc.
        Pharmacy Corporation of America

ITEM 17. UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

     1. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fort Smith, State of Arkansas, on the 17th day of October, 1997.


                                            NEW BEVERLY HOLDINGS, INC.

                                            By:    /s/ SCOTT M. TABAKIN
                                              ----------------------------------
                                                       Scott M. Tabakin
                                                  Executive Vice President,
                                                 Chief Financial Officer and
                                                            Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the dates indicated by the following persons in the capacities indicated.


                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                          *                            Chairman of the Board, Chief
-----------------------------------------------------    Executive Officer and
                   David R. Banks                        Director                      October 17, 1997

                          *                            President, Chief Operating
-----------------------------------------------------    Officer and Director
                 Boyd W. Hendrickson                                                   October 17, 1997

                          *                            Executive Vice President,
-----------------------------------------------------    General Counsel, Secretary
                Robert W. Pommerville                    and Director                  October 17, 1997

                          *                            Executive Vice
-----------------------------------------------------    President -- Asset
                  Bobby W. Stephens                      Management and Director       October 17, 1997

                /s/ SCOTT M. TABAKIN                   Executive Vice President,
-----------------------------------------------------    Chief Financial Officer and
                  Scott M. Tabakin                       Director                      October 17, 1997

                          *                            Vice President, Controller and
-----------------------------------------------------    Chief Accounting Officer
                  Pamela H. Daniels                                                    October 17, 1997

               /s/ *JOHN W. MACKENZIE
-----------------------------------------------------
                 As Attorney-in-Fact

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         2.1             -- Agreement and Plan of Merger dated April 15, 1997 by and between Beverly Enterprises, Inc. and Capstone Pharmacy
                            Services, Inc. (incorporated by reference to Exhibit 2.1
                            to Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated April 15, 1997).
         2.2             -- Agreement and Plan of Distribution by and among Beverly
                            Enterprises, Inc., New Beverly Holdings, Inc. and
                            Capstone Pharmacy Services, Inc. dated as of April 15,
                            1997 (incorporated by reference to Exhibit 2.2 to Beverly
                            Enterprises, Inc.'s Current Report on Form 8-K dated
                            April 15, 1997).
         3.1*            -- Certificate of Incorporation of New Beverly Holdings,
                            Inc. dated April 15, 1997.
         3.2*            -- Amended Certificate of Incorporation of New Beverly
                            Holdings, Inc. dated May 29, 1997.
         3.4*            -- Bylaws of New Beverly Holdings, Inc.
         4.1             -- Indenture dated as of February 1, 1996 between Beverly
                            Enterprises, Inc. and Chemical Bank, as Trustee, with
                            respect to Beverly Enterprises, Inc.'s 9% Senior Notes
                            due February 15, 2006 (incorporated by reference to
                            Exhibit 4.1 to Beverly Enterprises, Inc.'s Annual Report
                            on Form 10-K for the year ended December 31, 1995).
         4.2             -- Indenture dated as of April 1, 1993 (the "First Mortgage
                            Bond Indenture"), among Beverly Enterprises, Inc.,
                            Delaware Trust Company, as Corporate Trustee, and Richard
                            N. Smith, as Individual Trustee, with respect to First
                            Mortgage Bonds (incorporated by reference to Exhibit 4.1
                            to Beverly Enterprises, Inc.'s Quarterly Report on Form
                            10-Q for the quarter ended March 31, 1993).
         4.3             -- First Supplemental Indenture dated as of April 1, 1993 to the First Mortgage Bond Indenture, with respect to 8 3/4%
                            First Mortgage Bonds due 2008 (incorporated by reference
                            to Exhibit 4.2 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended March 31,
                            1993).
         4.4             -- Second Supplemental Indenture dated as of July 1, 1993 to the First Mortgage Bond Indenture, with respect to 8 5/8%
                            First Mortgage Bonds due 2008 (replaces Exhibit 4.1 to
                            Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated July 15, 1993) (incorporated by reference to
                            Exhibit 4.15 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended June 30, 1993).
         4.5             -- Indenture dated as of December 30, 1993 (the "Notes
                            Indenture"), between Beverly Enterprises, Inc. and
                            Boatmen's Trust Company, as Trustee, with respect to the
                            8.75% Notes (incorporated by reference to Exhibit 4.2 to
                            Beverly Enterprises, Inc.'s Registration Statement on
                            Form S-3 filed on November 9, 1993 (File No. 33-50965)).
         4.6             -- First Supplemental Indenture dated as of December 30,
                            1993 to the Notes Indenture, with respect to 8 3/4% Notes
                            due 2003 (incorporated by reference to Exhibit 4.4 to
                            Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated January 4, 1994).
         4.7             -- Rights Agreement dated as of September 29, 1994, between
                            Beverly Enterprises, Inc. and The Bank of New York, as
                            Rights Agent (incorporated by reference to Exhibit 1 to
                            Beverly Enterprises, Inc.'s Registration Statement on
                            Form 8-A filed on October 18, 1994).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         4.8             -- Amendment, dated as of April 6, 1995, to the Rights
                            Agreement between Beverly Enterprises, Inc. and The Bank
                            of New York, as Rights Agent (incorporated by reference
                            to Exhibit 4.20 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended June 30, 1995).
                            In accordance with item 601(b)(4)(iii) of Regulation S-K,
                            certain instruments pertaining to Beverly Enterprises,
                            Inc.'s long-term obligations have not been filed; copies
                            thereof will be furnished to the Securities and Exchange
                            Commission upon request.
         5.1*            -- Opinion of Giroir, Gregory, Holmes & Hoover, PLC as to
                            certain legal matters.
        10.1             -- Executive Medical Reimbursement Plan assumed by New
                            Beverly Holdings, Inc. (incorporated by reference to
                            Exhibit 10.5 to Beverly Enterprises, Inc.'s Annual Report
                            on Form 10-K for the year ended December 31, 1987).
        10.2             -- Amended and Restated Beverly Enterprises, Inc. Executive
                            Life Insurance Plan and Summary Plan Description (the
                            "Executive Life Plan") assumed by New Beverly Holdings,
                            Inc. (incorporated by reference to Exhibit 10.7 to
                            Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1993).
        10.3             -- Amendment No. 1, effective September 29, 1994, to the
                            Executive Life Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.10 to Beverly
                            Enterprises, Inc.'s Registration Statement on Form S-4
                            filed on February 13, 1995 (File No. 33-57663)).
        10.4             -- Executive Physicals Policy assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.8
                            to Beverly Enterprises, Inc.'s Quarterly Report on Form
                            10-Q for the quarter ended June 30, 1993).
        10.5             -- Amended and Restated Deferred Compensation Plan effective
                            July 18, 1991 assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.6 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1991).
        10.6             -- Amendment No. 1, effective September 29, 1994, to the
                            Deferred Compensation Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.13 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).
        10.7             -- Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.9
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1987).
        10.8             -- Amendment No. 1, effective as of July 1, 1991, to the
                            Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.8
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1991).
        10.9             -- Amendment No. 2, effective as of December 12, 1991, to
                            the Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.9
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1991).
        10.10            -- Amendment No. 3, effective as of July 31, 1992, to the
                            executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.10 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1992).
        10.11            -- Amendment No. 4, effective as of January 1, 1993, to the
                            Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.18 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1994).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        10.12            -- Amendment No. 5, effective as of September 29, 1994, to the Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.19 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1994).
        10.13            -- Beverly Enterprises, Inc. Executive Deferred Compensation
                            Plan assumed by New Beverly Holdings, Inc. (incorporated
                            by reference to Exhibit 10.23 to Beverly Enterprises,
                            Inc.'s Annual Report on Form 10-K for the year ended
                            December 31, 1996).
        10.14            -- Beverly Enterprises, Inc. Supplemental Long-Term
                            Disability Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.24 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1996).
        10.15            -- Severance Plan for Corporate and Regional Employees
                            effective December 1, 1989 assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.21 to Amendment No. 1 to Beverly Enterprises, Inc.'s
                            Registration Statement on Form S-1 filed on February 26,
                            1990 (File No. 33-33052)).
        10.16            -- Employment Contract, made as of December 8, 1995, between
                            Beverly Enterprises, Inc. and David R. Banks
                            (incorporated by reference to Exhibit 10.2 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1996).
        10.17*           -- Employment Contract, made as of August 22, 1997 between
                            New Beverly Holdings, Inc. and David R. Banks.
        10.18            -- Employment Contract, made as of December 8, 1995, between
                            Beverly Enterprises, Inc. and Boyd W. Hendrickson
                            (incorporated by reference to Exhibit 10.3 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1996).
        10.19            -- Form of Change In Control Severance Agreement, made as of
                            December 8, 1995, between Beverly Enterprises, Inc. and
                            its Executive Vice Presidents (incorporated by reference
                            to Exhibit 10.31 to Beverly Enterprises, Inc.'s Annual
                            Report on Form 10-K for the year ended December 31,
                            1995).
        10.20*           -- Form of Employment Contract, made as of August 22, 1997 between New Beverly Holdings, Inc. and certain officers.
        10.21            -- Form of Change In Control Severance Agreement, made as of
                            December 8, 1995, between Beverly Enterprises, Inc. and
                            certain of its officers (incorporated by reference to
                            Exhibit 10.32 to Beverly Enterprises, Inc.'s Annual
                            Report on Form 10-K for the year ended December 31,
                            1995).
        10.22*           -- Form of Severance Agreement made as of August 26, 1997
                            between New Beverly Holdings, Inc. and certain officers.
        10.23*           -- Amended and Restated Credit Agreement, dated as of August
                            20, 1997, among Beverly Enterprises, Inc., the Banks
                            listed therein, and Morgan Guaranty Trust Company of New
                            York, as Issuing Bank and as Agent.
        10.24            -- Trust Indenture dated as of December 1, 1994 from Beverly
                            Funding Corporation, as Issuer, to Chemical Bank, as
                            Trustee (the "Chemical Indenture") (incorporated by
                            reference to Exhibit 10.45 to Beverly Enterprises, Inc.'s
                            Registration Statement on Form S-4 filed on February 13,
                            1995 (File No. 33-57663)).
        10.25            -- Series Supplement dated as of December 1, 1994 to the
                            Chemical Indenture (incorporated by reference to Exhibit
                            10.46 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        10.26            -- Data Processing Agreement, dated as of August 1, 1992, by and between Systematics Telecommunications Services, Inc.
                            and Beverly California Corporation (incorporated by
                            reference to Exhibit 10 to Beverly Enterprises, Inc.'s
                            Quarterly Report on Form 10-Q for the quarter ended June
                            30, 1992).
        10.27            -- Form of Irrevocable Trust Agreement for the Beverly
                            Enterprises, Inc. Executive Benefits Plan assumed by New
                            Beverly Holdings, Inc. (incorporated by reference to
                            Exhibit 10.55 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).
        10.28            -- Form of Indemnification and Pledge Agreement assumed by
                            New Beverly Holdings, Inc. (Incorporated by reference to
                            Exhibit 10.1 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended March 31,
                            1997).
        10.29            -- Beverly Enterprises, Inc. Non-Employee Director Deferred
                            Compensation Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.1 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1997).
        10.30            -- Participation Agreement, dated as of March 21, 1997,
                            among Vantage Healthcare Corporation, Petersen Health
                            Care, Inc., Beverly Savana Cay Manor, Inc., Beverly
                            Enterprises-Georgia, Inc., and Beverly
                            Enterprises-California, Inc. as Lessees and Structural
                            Guarantors; Beverly Enterprises, Inc. as Representative,
                            Construction Agent and Parent Guarantor; BMO Leasing
                            (U.S.), Inc. as Agent Lessor and Lessor; The Long-Term
                            Credit Bank of Japan, LTD., Los Angeles Agency and Bank
                            of Montreal, as Lenders; The Long-Term Credit Bank of
                            Japan, LTD., Los Angeles Agency as Arranger and
                            Administrative Agent for the Lenders; and Bank of
                            Montreal as Co-Arranger and Syndication Agent with
                            respect to the Lease Financing of Assisted Living and
                            Nursing Facilities for Beverly Enterprises, Inc.
                            (incorporated by reference to Exhibit 10.2 of Beverly
                            Enterprises, Inc., Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1997).
        10.31*           -- Amendment No. 1 and Waiver to Participation Agreement,
                            dated as of May 27, 1997.
        10.32*           -- Amendment No. 2 to Participation Agreement, dated as of
                            August 20, 1997.
        11.1             -- Computation of Net Income (Loss) Per Share for the years ended December 31, 1996, 1995, 1994, 1993 and 1992
                            (incorporated by reference to Exhibit 11.1 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1996).
        23.1**           -- Consent of Ernst & Young LLP, Independent Auditors.
        23.2*            -- Consent of Giroir, Gregory, Holmes & Hoover, PLC
                            (included as part of Exhibit 5.1).
        24.1*            -- Power of Attorney.
        27.1*            -- New Beverly Holdings, Inc. Financial Data Schedule.

---------------

  * Previously Filed.

 ** Filed herewith.